SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
    (Date of earliest event reported): November 16, 1998


                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     9111 Duke Boulevard
                   Mason, Ohio  45040-8999
                       (513) 573-2037


         Delaware             31-1359594            0-21118

(State of Incorporation)    (IRS I.D. No.)      (Commission File Number)


_________________________________________________________________


Item 5.  Other Events.

         None



Item 7.  Financial Statements, Pro Forma Financial Information, and
         Exhibits.

         The following Exhibits are filed with this Report:

         28.90   Settlement Statement of the Trust
                 for the period ended October 31, 1998
                 and the related distributions made
                 on November 16, 1998.



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date: November 30, 1998      By: /s/  David W. Dawson
                                      David W. Dawson,
                                      Treasurer




                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



28.90       Settlement Statement of the Trust
            for the period ended October 31, 1998
            and the related distributions made
            on November 16, 1998.






                        Exhibit 28.90

           Settlement Statement of the Trust for the Period
           Ending October 31, 1998 and the Related
           Distributions made on November 16, 1998.